EX-99.906CERT

         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Richard T. Hale, President of DB Hedge Strategies Fund, LLC (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    December 8, 2003                   /s/ Richard T. Hale
         ----------------                   ------------------------------------
                                            Richard T. Hale, President
                                            (principal executive officer)


I,  Alexandra   Toohey,   Treasurer  of  DB  Hedge  Strategies  Fund,  LLC  (the
"Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    December 4, 2003                   /s/ Alexandra Toohey
         ----------------                   ------------------------------------
                                            Alexandra Toohey, Treasurer
                                            (principal financial officer)